MuniHoldings
                                                                 Florida Insured
                                                                 Fund II

                               [GRAPHIC OMITTED]

                                                        STRATEGIC
                                                                 Performance

                                                                 Annual Report
                                                                 June 30, 1998

                  MuniHoldings Florida Insured Fund II

The Benefits and  MuniHoldings Florida Insured Fund II has the ability to
Risks of          leverage to seek to enhance the yield and net asset value of
Leveraging        its Common Shares. However, these objectives cannot be
                  achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's
                  Common Shares. However, in order to benefit Common
                  Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

                  To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

                  In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

                  As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities.

                             MuniHoldings Florida Insured Fund II, June 30, 1998

DEAR SHAREHOLDER

We are pleased to provide you with this first annual report for MuniHoldings Florida Insured Fund II. In this and future reports to shareholders, we will highlight the Fund's performance, describe the recent investment environment and outline investment activities. The Fund seeks to provide shareholders with current income exempt from Federal income tax and the opportunity to own shares, the value of which is exempt from Florida intangible personal property tax, by investing in a portfolio of long-term, investment-grade municipal obligations.

Since inception (February 25, 1998) through June 30, 1998, the Common Shares of MuniHoldings Florida Insured Fund II earned $0.287 per share income dividends, which included earned and unpaid dividends of $0.064. This represents a net annualized yield of 5.55%, based on a month-end per share net asset value of $14.97. Over the same period, the total investment return on the Fund's Common Shares was +1.29%, based on a change in per share net asset value from $15.00 to $14.97, and assuming reinvestment of $0.223 per share income dividends.

For the period February 25, 1998 through June 30, 1998, the Fund's Preferred Shares had an average yield of 3.39% for Series A and 3.34% for Series B.

The Municipal Market Environment

Since the Fund's inception in late February through June 30, 1998, long-term tax-exempt revenue bond yields were little changed. Throughout the period, the near absence of inflationary pressures continued to support low interest rates. However, consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board will be forced eventually to raise short-term interest rates. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. These concerns pushed bond yields modestly higher by late April.

However, the weakening financial conditions in many Asian countries subsequently calmed investor fears of Federal Reserve Board intervention, and fixed-income prices again moved higher. Long-term uninsured municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 5 basis points (0.05%) to end the June quarter at 5.34%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Long-term US Treasury bond yields declined approximately 30 basis points to end the June quarter at 5.62%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first six months of 1998, more than $145 billion in new tax-exempt bonds were underwritten, an increase of over 50% compared to the same period a year ago. During the quarter ended June 30, 1998, municipalities issued over $75 billion in new securities, an increase of more than 35% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $500 billion in investment-grade corporate bonds have been underwritten, an increase of more than 70% compared to the same period a year ago. This sizeable corporate bond issuance has tended to both support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion-$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Earlier this year, municipal bond investors received approximately $30 billion in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped to offset the increase in supply seen thus far in 1998. Historically, the month of July tends to be a period of strong investor demand as seasonal factors generate strong income flows.

It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This past winter's economic strength may have borrowed from future quarters' growth. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filings have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries may have lowered US economic growth by as much as 2% in the first quarter of 1998. Since further trade deterioration is possible in the coming months, we do not believe that the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates in general are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At June 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%-88%. Tax-exempt bond yield ratios rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in the Federal tax code that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Portfolio Strategy

During the four months since the Fund's inception, our strategy was to maintain a fully invested position. We were constructive on the interest rate outlook and focused on bonds with price appreciation potential, while providing a high level of tax-exempt income. This strategy enabled the Fund to perform extremely well in the declining interest rate environment witnessed recently in the tax-exempt fixed-income market. Looking ahead, we expect to continue our strategy. A slower growth, low inflation economic environment will continue to supply a positive backdrop for debt securities, and we believe that the relatively tight technical, supply/demand outlook for municipal bonds will cushion any temporary downward trends in tax-exempt bond prices.

In Conclusion

We appreciate your investment in MuniHoldings Florida Insured Fund II, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Portfolio Manager

August 3, 1998


                                     2 & 3

                             MuniHoldings Florida Insured Fund II, June 30, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)


                                   S&P     Moody's    Face                                                                   Value
   STATE                         Ratings   Ratings   Amount     Issue                                                      (Note 1a)
====================================================================================================================================
   Colorado--2.4%                AAA       Aaa       $ 5,000    Denver, Colorado, City and County Airport Revenue
                                                                Refunding Bonds, Series D, 5.50% due 11/15/2025 (f)       $  5,176

====================================================================================================================================
   Florida--93.3%                AAA       Aaa         3,415    Bay Medical Center, Florida, Hospital Revenue Bonds
                                                                (Bay Medical Center Project), 5% due 10/01/2022 (a)           3,326
                                 ---------------------------------------------------------------------------------------------------
                                 NR*       Aaa         7,000    Broward County, Florida, HFA, S/F Mortgage Revenue
                                                                Refunding Bonds, AMT, Series B, 5.40% due 4/01/2029 (b)(c)    7,022
                                 ---------------------------------------------------------------------------------------------------
                                 AAA       Aaa         7,500    Charlotte County, Florida, Utility Revenue Refunding
                                                                Bonds, 5% due 10/01/2023 (d)                                  7,341
                                ---------------------------------------------------------------------------------------------------
                                 A1+       VMIG1+      6,100    Dade County, Florida, IDA, IDR (Dolphins Stadium Project),
                                                                VRDN, Series B, 3.55% due 1/01/2016 (e)                       6,100
                                ---------------------------------------------------------------------------------------------------
                                                                Escambia County, Florida, HFA, S/F Mortgage Revenue Bonds
                                                                (Multi-County Program), AMT, Series A (b)(c):
                                 NR*       Aaa         3,405       5.30% due 10/01/2019                                       3,410
                                 NR*       Aaa         6,400       5.35% due 4/01/2031                                        6,410
                                ---------------------------------------------------------------------------------------------------
                                 BBB+      A3          4,500    Escambia County, Florida, Health Facilities Authority,
                                                                Health Facilities Revenue Bonds (Baptist Hospital and
                                                                Baptist Manor), 5.125% due 10/01/2019 (j)                     4,378
                                ---------------------------------------------------------------------------------------------------
                                 AAA       Aaa         6,545    Florida HFA, RITR, AMT, Series 12, 7.67% due 7/01/2029
                                                                (f)(g)                                                        7,109
                                ---------------------------------------------------------------------------------------------------
                                                                Florida Housing Financial Corporation Revenue Bonds
                                                                (Homeowner Mortgage) (f):
                                AAA       Aaa         2,000       AMT, Series 2, 5.35% due 1/01/2021                          2,002
                                AAA       Aaa         2,355       Series 1, 5.15% due 1/01/2014                               2,352
                                AAA       Aaa         2,030       Series 1, 5.15% due 7/01/2014                               2,028
                                ---------------------------------------------------------------------------------------------------
                                AAA       Aaa        11,500     Florida Ports Financing Commission Revenue Bonds
                                                                (State Transportation Trust Fund), AMT, 5.375% due
                                                                6/01/2027 (f)                                                11,618
                                ---------------------------------------------------------------------------------------------------
                                NR*       Aaa         4,000     Florida State Mid-Bay Bridge Authority Revenue Bonds,
                                                                Series A, 5.321%** due 10/01/2024 (a)                           999
                                ---------------------------------------------------------------------------------------------------
                                                                Florida State Turnpike Authority, Turnpike Revenue Bonds
                                                                (Department of Transportation):
                                AAA       Aaa        10,000       Series A, 4.50% due 7/01/2027 (d)                           9,041
                                AAA       Aaa         4,370       Series B, 5.25% due 7/01/2012 (f)                           4,537
                                AAA       Aaa         7,050       Series B, 5% due 7/01/2014 (f)                              7,062
                                ---------------------------------------------------------------------------------------------------
                                A         NR*         3,000     Halifax Hospital Medical Center, Florida, Health Care
                                                                Facilities Revenue Bonds (Halifax Management System),
                                                                Series A, 5.20% due 4/01/2018                                 2,970
                                ---------------------------------------------------------------------------------------------------
                                AAA       Aaa        10,000     Hillsborough County, Florida, School Board, COP, RITR,
                                                                Series 31, 6.72% due 7/01/2021 (f)(g)                        10,437
                                ---------------------------------------------------------------------------------------------------
                                NR*       Aaa         1,650     Indian Trace Community Development District, Florida,
                                                                Water Management Special Benefit Assessment, 5% due
                                                                5/01/2017 (f)                                                 1,628
                                ---------------------------------------------------------------------------------------------------
                                                                Jacksonville, Florida, Health Facilities Authority,
                                                                Hospital Revenue Bonds:
                                AAA       Aaa         3,750       (Charity Obligation Group), Series A, 5.125% due
                                                                  8/15/2027 (f)                                               3,691
                                NR*       VMIG1+      2,300       Refunding (Genesis Rehabilitation Hospital), VRDN,
                                                                  4.10% due 5/01/2021 (e)                                     2,300
                                ---------------------------------------------------------------------------------------------------
                                NR*       Aaa         1,000     Lee County, Florida, HFA, S/F Mortgage Revenue Bonds,
                                                                AMT, Series A-2, 6.30% due 3/01/2029 (b)(c)(j)                1,101
                                ---------------------------------------------------------------------------------------------------
                                NR*       Aaa         3,800     Marion County, Florida, School Board, COP, 5% due
                                                                6/01/2023 (h)                                                 3,710
                                ---------------------------------------------------------------------------------------------------
                                                                Miami-Dade County, Florida, Special Obligation
                                                                Refunding Bonds, Series A (f):
                                AAA       Aaa         3,875       5.472%** due 10/01/2025                                       899

                                AAA       Aaa        10,000       5.402%** due 10/01/2026                                     2,189
                                ---------------------------------------------------------------------------------------------------
                                AAA       NR*         4,015     Orange County, Florida, HFA, M/F Housing Revenue Bonds
                                                                (Metro Place Apartments), AMT, Series A, 5.375% due
                                                                10/01/2030 (b)                                                4,027
                                ---------------------------------------------------------------------------------------------------
                                AAA       NR*         5,750     Orange County, Florida, HFA, S/F Mortgage Revenue
                                                                Refunding Bonds (Mortgage Backed Securities), AMT,
                                                                Series B, 5.875% due 3/01/2028 (b)(c)                         5,996
                                ---------------------------------------------------------------------------------------------------
                                NR*       Aaa         7,650     Orange County, Florida, School Board, COP, Refunding,
                                                                Series A, 5.375% due 8/01/2022 (f)                            7,790
                                ---------------------------------------------------------------------------------------------------
                                AAA       Aaa        10,500     Orlando and Orange County Expressway Authority, Florida,
                                                                Expressway Revenue Refunding Bonds (Junior Lien), 5% due
                                                                7/01/2028 (d)                                                10,229
                                ---------------------------------------------------------------------------------------------------
                                                                Palm Beach County, Florida, Water and Wastewater Revenue
                                                                Bonds (h):
                                AAA       Aaa         1,815       4.70% due 10/01/2013                                        1,773
                                AAA       Aaa         1,000       4.75% due 10/01/2014                                          977
                                AAA       Aaa         2,180       5% due 10/01/2017                                           2,159
                                ---------------------------------------------------------------------------------------------------
                                AAA       Aaa         6,900     Polk County, Florida, School Board, COP, 5% due 1/01/2023
                                                                (h)                                                           6,738
                                ---------------------------------------------------------------------------------------------------
                                AAA       Aaa         8,430     Seminole County, Florida, School Board, COP, Series A, 5%
                                                                due 7/01/2023 (f)                                             8,230
                                ---------------------------------------------------------------------------------------------------
                                AAA       Aaa        10,000     Sunrise Lakes, Florida, Recreation District Refunding
                                                                Bonds (Phase 4), 5.25% due 8/01/2024 (a)                     10,046
                                ---------------------------------------------------------------------------------------------------
                                AAA       Aaa         7,000     Sunrise Lakes, Florida, Utility System Revenue
                                                                Refunding Bonds, 5% due 10/01/2028 (a)                        6,967
                                ---------------------------------------------------------------------------------------------------
                                AAA       Aaa        14,350     Tampa, Florida, Sports Authority Revenue Bonds (Local
                                                                Option Sales Tax-Stadium Project), 5.25% due 1/01/2027 (f)   14,419
                                ---------------------------------------------------------------------------------------------------
                                                                Tampa, Florida, Water and Sewer Revenue Refunding Bonds (d):
                                NR*       Aaa         3,950       6.60% due 10/01/2002 (i)                                    4,368
                                AAA       Aaa         1,720       5.125% due 10/01/2017                                       1,722
                                ---------------------------------------------------------------------------------------------------
                                AAA       Aaa         5,000     Winter Haven, Florida, Utility System Revenue Refunding
                                                                and Improvement Bonds, 4.75% due 10/01/2028 (f)               4,695
====================================================================================================================================
   Illinois--2.8%               AAA       Aaa         6,065     Chicago, Illinois, GO, UT, 5.25% due 1/01/2027 (d)            6,047
====================================================================================================================================
   Ohio--3.2%                   AAA       Aaa         7,000     Cleveland, Ohio, COP (Cleveland Stadium Project),
                                                                5.25% due 11/15/2022 (a)                                      7,011
====================================================================================================================================
   Pennsylvania--0.6%                                           Philadelphia, Pennsylvania, Hospitals and Higher Education
                                                                Facilities Authority, Hospital Revenue Bonds (Children's
                                                                Hospital of Philadelphia Project), VRDN (e):
                                A1+       VMIG1+        300       4% due 3/01/2027                                              300
                                A1+       VMIG1+      1,000       Series A, 4% due 3/01/2027                                  1,000
====================================================================================================================================
   Texas--0.4%                  AAA       Aaa         1,000     Texas State Turnpike Authority, Dallas North Thruway
                                                                Revenue Bonds (President George Bush Turnpike), 5.25%
                                                                due 1/01/2023 (d)                                             1,001
====================================================================================================================================

================================================================================
   Portfolio                    To simplify the listings of Merrill Lynch
   Abbreviations                MuniHoldings Florida Insured Fund II's portfolio
                                holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

                                AMT    Alternative Minimum Tax (subject to)
                                COP    Certificates of Participation
                                GO     General Obligation Bonds
                                HFA    Housing Finance Agency
                                IDA    Industrial Development Authority
                                IDR    Industrial Development Revenue Bonds
                                M/F    Multi-Family
                                PCR    Pollution Control Revenue Bonds
                                RITR   Residual Interest Trust Receipts
                                S/F    Single-Family
                                UT     Unlimited Tax
                                VRDN   Variable Rate Demand Notes


                                     4 & 5

                             MuniHoldings Florida Insured Fund II, June 30, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)


                                   S&P     Moody's    Face                                                                   Value
   STATE                         Ratings   Ratings   Amount     Issue                                                      (Note 1a)
====================================================================================================================================
   Wyoming--0.1%                NR*       P1          $ 200     Uinta County, Wyoming, PCR, Refunding (Chevron USA
                                                                Inc. Project), VRDN, 4% due 8/15/2020 (e)                  $    200
====================================================================================================================================
                                Total Investments (Cost--$223,366)--102.8%                                                  224,531
                                Variation Margin on Financial Futures Contracts***--(0.0%)                                      (79)
                                Liabilities in Excess of Other Assets--(2.8%)                                                (6,101)
                                                                                                                           --------
                                Net Assets--100.0%                                                                         $218,351
                                                                                                                           ========

================================================================================

   (a)   AMBAC Insured.
   (b)   FNMA Collateralized.
   (c)   GNMA Collateralized.
   (d)   FGIC Insured.
   (e) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1998.
   (f)   MBIA Insured.
   (g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1998.
   (h)   FSA Insured.
   (i)   Prerefunded.
   (j) Portion of security held as collateral in connection with open financial futures contracts.

   *     Not rated.
  ** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ***     Financial futures contracts sold as of June 30, 1998 were as follows:
--------------------------------------------------------------------------------
                                                                  (in Thousands)
--------------------------------------------------------------------------------
    Number of                                    Expiration            Value
    Contracts     Issue         Exchange            Date         (Notes 1a & 1b)
    ----------------------------------------------------------------------------
        255     US Treasury    Smith Barney    September 1998         $31,516
                   Bonds
    ----------------------------------------------------------------------------
    (Total Contract Price--$31,106)                                   $31,516
                                                                      =======
    ----------------------------------------------------------------------------
   +     Highest short-term rating by Moody's Investors Service, Inc.
 Ratings of issues shown have not been audited by Deloitte & Touche LLP.

 See Notes to Financial Statements.

================================================================================
  Quality Profile               The quality ratings of securities in the Fund
                                as of June 30, 1998 were as follows:
                                ------------------------------------------------
                                                                     Percent of
                                S&P Rating/Moody's Rating            Net Assets
                                ------------------------------------------------
                                AAA/Aaa..............................  95.0%
                                A/A..................................   3.4
                                Other+...............................   4.4
                                ------------------------------------------------
                                +  Temporary investments in short-term municipal
                                   securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                                As of June 30, 1998
====================================================================================================================================
   Assets:                      Investments, at value (identified cost--$223,365,955) (Note 1a)...                     $224,531,263
                                Cash................................................................                         78,283
                                Receivables:
                                   Interest.........................................................  $ 3,337,299
                                   Securities sold..................................................       20,000         3,357,299
                                                                                                      -----------
                                Deferred organization expenses (Note 1e)............................                         15,827
                                Prepaid expenses and other assets...................................                         12,010
                                                                                                                       ------------
                                Total assets........................................................                    227,994,682
                                                                                                                       ------------
====================================================================================================================================
   Liabilities:                 Payables:
                                   Securities purchased.............................................    9,081,993
                                   Dividends to shareholders (Note 1f)..............................      134,894
                                   Variation margin (Note 1b).......................................       78,594
                                   Investment adviser (Note 2)......................................       50,203         9,345,684
                                                                                                      -----------

                                Accrued expenses and other liabilities..............................                        297,813
                                                                                                                       ------------
                                Total liabilities...................................................                      9,643,497
                                                                                                                       ------------
====================================================================================================================================
   Net Assets:                  Net assets..........................................................                   $218,351,185
                                                                                                                       ============
====================================================================================================================================
   Capital:                     Capital Shares (unlimited number of shares of beneficial interest authorized) (Note 4):
                                   Preferred Shares, par value $.10 per share (3,440 shares
                                   of AMPS* issued and outstanding at $25,000 per share
                                   liquidation preference)..........................................                   $ 86,000,000
                                   Common Shares, par value $.10 per share (8,840,687 shares
                                   issued and outstanding).......................................... $    884,069
                                Paid-in capital in excess of par....................................  130,634,369
                                Undistributed investment income--net................................      566,458
                                Accumulated realized capital losses on investments--net.............     (489,175)
                                Unrealized appreciation on investments--net.........................      755,464
                                                                                                     -------------
                                Total--Equivalent to $14.97 net asset value per Common Share
                                (market price--$15.50)..............................................                    132,351,185
                                                                                                                       ------------
                                Total capital ......................................................                   $218,351,185
                                                                                                                       ============
====================================================================================================================================

                               *Auction Market Preferred Shares.
                                See Notes to Financial Statements.


                                     6 & 7

                             MuniHoldings Florida Insured Fund II, June 30, 1998

STATEMENT OF OPERATIONS

                      For the Period February 25, 1998+ to June 30, 1998
=========================================================================================================
Investment            Interest and amortization of premium and discount earned                $ 3,657,318
Income (Note 1d):
=========================================================================================================
Expenses:             Investment advisory fees (Note 2) .......................  $ 382,315
                      Commission fees (Note 4) ................................     60,003
                      Professional fees .......................................     23,500
                      Accounting services (Note 2) ............................     16,100
                      Transfer agent fees .....................................     11,255
                      Trustees' fees and expenses .............................     10,613
                      Listing fees ............................................      6,804
                      Custodian fees ..........................................      4,077
                      Pricing fees ............................................      2,128
                      Amortization of organization expenses (Note 1e) .........      1,173
                      Other ...................................................     11,631
                                                                                 ---------
                      Total expenses before reimbursement .....................    529,599
                      Reimbursement of expenses (Note 2) ......................   (359,688)
                                                                                 ---------
                      Total expenses after reimbursement ......................                   169,911
                                                                                              -----------
                      Investment income--net ..................................                 3,487,407
                                                                                              -----------
=========================================================================================================
Realized &            Realized loss on investments--net .......................                  (489,175)
Unrealized            Unrealized appreciation on investments--net .............                   755,464
Gain (Loss) on                                                                                -----------
Investments--Net      Net Increase in Net Assets Resulting from Operations ....               $ 3,753,696
(Notes 1b, 1d & 3):                                                                           ===========
=========================================================================================================

+ Commencement of operations.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           For the Period
                                                                                           Feb. 25, 1998+
                      Increase (Decrease) in Net Assets:                                 to June 30, 1998
=========================================================================================================
Operations:           Investment income-net ...............................................  $  3,487,407
                      Realized loss on investments-net ....................................      (489,175)
                      Unrealized appreciation on investments-net ..........................       755,464
                                                                                             ------------
                      Net increase in net assets resulting from operations ................     3,753,696
                                                                                             ------------
=========================================================================================================
Dividends to          Investment income-net: ..............................................
Shareholders            Common Shares .....................................................    (1,961,155)
(Note 1f):              Preferred Shares ..................................................      (959,794)
                                                                                             ------------
                      Net decrease in net assets resulting from dividends
                      to shareholders .....................................................    (2,920,949)
                                                                                             ------------
=========================================================================================================
Capital Share         Net proceeds from issuance of Common Shares .........................   132,000,000
Transactions          Proceeds from issuance of Preferred Shares ..........................    86,000,000
(Notes 1e & 4):       Value of shares issued to Common Shareholders in
                      reinvestment of dividends ...........................................       509,781
                      Offering costs resulting from the issuance of Common Shares .........      (294,647)
                      Offering and underwriting costs resulting from the issuance
                      of Preferred Shares .................................................      (796,701)
                                                                                             ------------
                      Net increase in net assets derived from capital share transactions ..   217,418,433
                                                                                             ------------
=========================================================================================================
Net Assets:           Total increase in net assets ........................................   218,251,180
                      Beginning of period .................................................       100,005
                                                                                             ------------
                      End of period* ......................................................  $218,351,185
                                                                                             ============
=========================================================================================================
                     *Undistributed investment income--net ................................  $    566,458
                                                                                             ============
=========================================================================================================

+ Commencement of operations.

See Notes to Financial Statements.


                                     8 & 9

                             MuniHoldings Florida Insured Fund II, June 30, 1998

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have been derived
                      from information provided in the financial statements.              For the Period
                                                                                          Feb. 25, 1998+
                      Increase (Decrease) in Net Asset Value:                            to June 30, 1998
=========================================================================================================
Per Share             Net asset value, beginning of period ................................   $     15.00
Operating                                                                                     -----------
Performance:          Investment income--net ..............................................           .39
                      Realized and unrealized gain on investments--net ....................           .04
                                                                                              -----------
                      Total from investment operations ....................................           .43
                                                                                              -----------
                      Less dividends to Common Shareholders:
                         Investment income--net ...........................................          (.22)
                                                                                              -----------
                      Capital charge resulting from issuance of Common Shares .............          (.04)
                                                                                              -----------
                      Effect of Preferred Share activity:++
                         Dividends to Preferred Shareholders:
                            Investment income--net ........................................          (.11)
                                                                                              -----------
                         Capital charge resulting from issuance of Preferred Shares .......          (.09)
                                                                                              -----------
                      Total effect of Preferred Share activity ............................          (.20)
                                                                                              -----------
                      Net asset value, end of period ......................................   $     14.97
                                                                                              ===========
                      Market price per share, end of period ...............................   $     15.50
                                                                                              ===========
=========================================================================================================
Total Investment      Based on market price per share .....................................          4.87%+++
Return:**                                                                                     ===========
                      Based on net asset value per share ..................................          1.29%+++
                                                                                              ===========
=========================================================================================================
Ratios to Average     Expenses, net of reimbursement ......................................           .24%*
Net Assets:***                                                                                ===========
                      Expenses ............................................................           .76%*
                                                                                              ===========
                      Investment income--net ..............................................          5.02%*
                                                                                              ===========
=========================================================================================================
Supplemental          Net assets, net of Preferred Shares, end of period (in thousands) ...   $   132,351
Data:                                                                                         ===========
                      Preferred Shares outstanding, end of period (in thousands) ..........   $    86,000
                                                                                              ===========
                      Portfolio turnover ..................................................         59.25%
                                                                                              ===========
=========================================================================================================
Leverage:             Asset coverage per $1,000 ...........................................   $     2,539
                                                                                              ===========
=========================================================================================================
Dividends             Series A--Investment income--net ....................................   $       281
Per Share on                                                                                  ===========
Preferred Shares      Series B--Investment income--net ....................................   $       277
Outstanding:                                                                                  ===========
=========================================================================================================

*    Annualized.
**   Total investment returns based on market value,
     which can be significantly greater or lesser than
     the net asset value, may result in substantially
     different returns. Total investment returns
     exclude the effects of sales loads.
***  Do not reflect the effect of dividends to
     Preferred Shareholders.
+    Commencement of operations.
++   The Fund's Preferred Shares were issued on
     March 31, 1998.
+++  Aggregate total investment return.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund II (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to commencement of operations on February 25, 1998 the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Shares on January 16, 1998 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund will determine and make available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MUF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


                                    10 & 11

                             MuniHoldings Florida Insured Fund II, June 30, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income-- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This change will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the period February 25, 1998 to June 30, 1998, FAM earned fees of $382,315, of which $359,688 was voluntarily waived.

During the period February 25, 1998 to June 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), an affiliate of FAM, received underwriting fees of $645,000 in connection with the issuance of the Fund's Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or trustees of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period February 25, 1998 to June 30, 1998 were $320,008,923 and $106,319,597, respectively.

Net realized losses for the period February 25, 1998 to June 30, 1998 and net unrealized gains (losses) as of June 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                            Realized      Unrealized
                                             Losses     Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments .................   $ (253,500)   $ 1,165,308
Financial futures contracts ...........     (235,675)      (409,844)
                                          ----------    -----------
Total .................................   $ (489,175)   $   755,464
                                          ==========    ===========
--------------------------------------------------------------------------------

As of June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $1,165,308, of which $1,316,911 related to appreciated securities and $151,603 related to depreciated securities. The aggregate cost of investments at June 30, 1998 for Federal income tax purposes was $223,365,955.

4. Capital Share Transactions:

The Fund is authorized to issue unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding during the period February 25, 1998 to June 30, 1998 increased by 8,800,000 as a result of the initial offering and by 34,020 as a result of dividend reinvestments.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at June 30, 1998 were for Series A, 3.74% and Series B, 3.695%.

In connection with the offering of AMPS, the Board of Trustees reclassified 3,440 shares of unissued capital shares of beneficial interest as AMPS. Shares issued and outstanding during the period February 25, 1998 to June 30, 1998 increased by 3,440 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period February 25, 1998 to June 30, 1998, MLPF&S earned $38,276 as commissions.

5. Capital Loss Carryforward:

At June 30, 1998, the Fund had a net capital loss carryforward of approximately $844,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On July 9, 1998, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.064067 per share, payable on July 30, 1998 to shareholders of record as of July 23, 1998.


                                    12 & 13

                             MuniHoldings Florida Insured Fund II, June 30, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
MuniHoldings Florida Insured Fund II:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings Florida Insured Fund II as of June 30, 1998, the related statements of operations and changes in net assets, and the financial highlights for the period from February 25, 1998 (commencement of operations) to June 30, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings Florida Insured Fund II as of June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the period February 25, 1998 to June 30, 1998 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
August 6, 1998

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of the Fund's Common Shares, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Florida Insured Fund II during its taxable period ended June 30, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the period.

Please retain this information for your records.

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents:

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MUF


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Florida Insured Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

Muniholdings Florida
Insured Fund II
Box 9011
Princeton, NJ
08543-9011                                                       #HOLDF II--6/98

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